UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 3, 2019

CRIMSON WINE GROUP, LTD.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-54866	13-3607383
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2700 Napa Valley Corporate Drive, Suite B, Napa, California		94558
(Address of Principal Executive Offices)		(Zip Code)

(800) 486-0503
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 3, 2019, Patrick DeLong resigned as an employee and from his positions as President and Chief Executive Officer of Crimson Wine Group, Ltd. (the “Company”). Mr. DeLong has served as the Company’s President and Chief Executive Officer since 2014 and previously as the Chief Financial Officer and Chief Operations Officer of the Company since September 2007. The Board of Directors announced that it is immediately commencing a search to fill the President and Chief Executive Officer positions.

Effective June 3, 2019, the Board of Directors of the Company announced that it had appointed Nicolas M. Quillé, age 47, to act as interim President and Chief Executive Officer until such time as a new President and Chief Executive Officer is appointed by the Company’s Board of Directors. Mr. Quillé will continue to serve in and fill the positions of Chief Winemaking and Operations Officer, while also holding the position of interim President and Chief Executive Officer.

Nicolas M.E. Quillé, MW, has served as Chief Winemaking and Operations Officer since May 2018. Mr. Quillé was most recently General Manager and Head Winemaker of Banfi Vintners’ boutique portfolio of wineries in the Pacific Northwest. He spent the last 26 years in a variety of winegrowing positions in both France and the United States. In addition to his role with Banfi, his U.S. experience includes winegrowing and management positions with Pacific Rim and Bonny Doon. Prior to moving to the United States, Mr. Quillé worked in Burgundy, Provence, Champagne and Portugal.

There are no arrangements or understandings between Mr. Quillé and any other person pursuant to which he was appointed to serve as interim President and Chief Executive Officer of the Company. There are also no family relationships between Mr. Quillé and any director or executive officer of the Company, and Mr. Quillé does not have a direct or indirect material interest in any “related party” transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On June 5, 2019, the Company issued a press release announcing the resignation of Mr. Patrick DeLong. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Press Release issued June 5, 2019 announcing Crimson Wine Group Appoints Interim President and CEO

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 5, 2019

CRIMSON WINE GROUP, LTD.

By: /s/ Karen L. Diepholz
Name: Karen L. Diepholz
Title: Chief Financial Officer